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C:\A-PAM\BIERKAMP\NORTHSTAR\6AMEND\AMEND.6


                               SIXTH AMENDMENT TO
              RESTATED AND AMENDED REVOLVING CREDIT LOAN AGREEMENT


     THIS SIXTH AMENDMENT, dated as of January 31, 1995, amends and modifies that certain Restated and Amended Revolving Credit Loan Agreement, dated as of May 17, 1990, as amended by Letters dated August 3, 1990, September 25, 1990, October 29, 1990, and November 29, 1990, an Amendment dated January 11, 1991, a Letter dated February 28, 1991, a Second Amendment, dated January 2, 1992, a Third Amendment, dated November 18, 1992, a Fourth Amendment, dated January 3, 1994 and a Waiver and Fifth Amendment, dated March 16, 1994 (as so amended, the "Credit Agreement"), between NORTH STAR UNIVERSAL, INC., a Minnesota corporation (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

                              PRELIMINARY STATEMENT

     The Bank has agreed to extend the maturity date of the Credit Agreement as hereinafter set forth.

     NOW THEREFORE, for value received, the Borrower and the Bank agree as follows.

                  ARTICLE I - AMENDMENT TO THE CREDIT AGREEMENT

     1.1 DEFINITION. The definition of "maturity" in Article I of the credit agreement is amended by deleting the date "January 2, 1995" and substituting therefor the date "January 2, 1996".

     1.2 CONSTRUCTION. All references in the credit agreement to "this agreement", "herein" and similar references shall be deemed to refer to the credit agreement as amended by this amendment.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

     To induce the Bank to enter into this Amendment and to make and maintain the Advances and issue Letters of Credit under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Bank that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.


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                       ARTICLE III - CONDITIONS PRECEDENT

     This Amendment shall become effective on the date first set forth above, PROVIDED, HOWEVER, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

     3.1 WARRANTIES. Before and after giving effect to this Amendment, the representations and warranties in ARTICLE VI of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     3.2 DEFAULTS. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     3.3 DOCUMENTS. The following shall have been delivered to the Bank, each duly executed and dated or certified, as the case may be:

     (a) RESOLUTIONS. Certified copies of resolutions of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and other documents provided for in this Amendment.

     (b) INCUMBENCY AND SIGNATURES. A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names of the officer or officers of the Borrower authorized to sign this Amendment and any other documents provided for in this Amendment, together with a sample of the true signature of each such officer.

                              ARTICLE IV - GENERAL

     4.1 EXPENSES. The Borrower agrees to reimburse the Bank upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Bank harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     4.2 CONFIRMATION OF PLEDGE AGREEMENT. The Borrower hereby ratifies and confirms that its Pledge Agreement, dated as of May 17, 1990, in favor of the Bank, remains in full force and effect after giving effect to this Amendment and is enforceable against the Borrower in accordance with its terms. The Borrower agrees and acknowledges that this Agreement shall in no way impair or limit the right of the Bank under the Pledge Agreement, and confirms that the Pledge Agreement continues to secure payment and performance of the obligations of the Borrower to the Bank, including, without limitation, obligations under the Credit Agreement as amended by this Amendment.

     4.3 COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts,

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each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     4.4 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     4.5 LAW. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

     4.6 SUCCESSORS; ENFORCEABILITY. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

                                   NORTH STAR UNIVERSAL, INC.,
                                   a Minnesota corporation

                                   By: /s/ Peter E. Flynn
                                       -----------------------------------------
                                         Its: EVP/CFO
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                                   FIRST BANK NATIONAL ASSOCIATION,
                                   a national banking association

                                   By: /s/ Michael J. Staloch
                                       -----------------------------------------
                                         Its: Vice Pres.
                                              ----------------------------------